SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2010

Ally Auto Receivables Trust 2010-3

(Issuing Entity with respect to Securities)

Ally Auto Assets LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-163392-04	27-6692407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Auto Assets LLC 200 Renaissance Center Detroit, Michigan	48265
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 8.01.	Entry into a Material Definitive Agreement and Other Events

Ally Auto Assets LLC (“Ally Auto”) has registered an issuance of $24,300,000,000 in principal amount of asset backed notes on Form S-3 (Registration File No. 333-163392) under the Securities Act of 1933, as amended (the “Act”), filed on November 27, 2009, as amended by Pre-Effective Amendment No. 1 on January 27, 2010 (as amended, the “Registration Statement”).

Pursuant to the Registration Statement, Ally Auto Receivables Trust 2010-3 (the “Issuing Entity”) issued $219,000,000 aggregate principal balance of Class A-1 0.40258% Asset Backed Notes (the “Class A-1 Notes”), $397,000,000 aggregate principal balance of Class A-2 Floating Rate Asset Backed Notes (the “Class A-2 Notes”), $262,000,000 aggregate principal balance of Class A-3 1.11% Asset Backed Notes (the “Class A-3 Notes”), $162,740,000 aggregate principal balance of Class A-4 1.55% Asset Backed Notes (the “Class A-4 Notes,” and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Offered Notes”), $27,120,000 aggregate principal balance of Class B 2.29% Asset Backed Notes (the “Class B Notes”) and $22,600,000 aggregate principal balance of Class C 2.69% Asset Backed Notes (the “Class C Notes” and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes, the “Notes”) on August 18, 2010 (the “Closing Date”). Only the Offered Notes were offered publicly for sale.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of the Closing Date between the Issuing Entity and Deutsche Bank Trust Company Americas, as Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which will consist primarily of motor vehicle retail instalment sale contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement, dated as of August 12, 2010, filed with the Commission pursuant to Rule 425(b)(5) of the Act on August 16, 2010.

Item 9.01.	Exhibits

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2010-3 and the Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of August 18, 2010.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee, dated as of August 18, 2010.

Exhibit 4.3	Pooling and Servicing Agreement among Ally Bank, as Seller, Ally Financial Inc., as Servicer, and Ally Auto Assets LLC, dated as of August 18, 2010.

Exhibit 99.1	Trust Sale and Servicing Agreement among Ally Financial Inc., as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2010-3, as Issuing Entity, dated as of August 18, 2010.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Ally Auto Assets LLC, as Depositor, dated as of August 18, 2010.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2010-3, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of August 18, 2010.

Exhibit 99.4	ISDA Master Agreement, Schedule and Credit Support Annex between Ally Auto Receivables Trust 2010-3 and The Royal Bank of Scotland plc, dated as of August 18, 2010.

Exhibit 99.5	Confirmation of the Primary Swap Relating to the Class A-2 Notes between Ally Auto Receivables Trust 2010-3 and The Royal Bank of Scotland plc, dated as of August 18, 2010.

Exhibit 99.6	Swap Counterparty Rights Agreement among The Royal Bank of Scotland plc, Ally Financial Inc., Ally Auto Assets LLC, Ally Auto Receivables Trust 2010-3, BNY Mellon Trust of Delaware, as Owner Trustee, and Deutsche Bank Trust Company Americas, as Indenture Trustee and Paying Agent, dated as of August 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY AUTO ASSETS LLC

By:	/s/ P. M. Surhigh
Name:	P. M. Surhigh
Title:	Vice President

Dated: August 20, 2010

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2010-3 and the Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of August 18, 2010.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee, dated as of August 18, 2010.

Exhibit 4.3	Pooling and Servicing Agreement among Ally Bank, as Seller, Ally Financial Inc., as Servicer, and Ally Auto Assets LLC, dated as of August 18, 2010.

Exhibit 99.1	Trust Sale and Servicing Agreement among Ally Financial Inc., as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2010-3, as Issuing Entity, dated as of August 18, 2010.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Ally Auto Assets LLC, as Depositor, dated as of August 18, 2010.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2010-3, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of August 18, 2010.

Exhibit 99.4	ISDA Master Agreement, Schedule and Credit Support Annex between Ally Auto Receivables Trust 2010-3 and The Royal Bank of Scotland plc, dated as of August 18, 2010.

Exhibit 99.5	Confirmation of the Primary Swap Relating to the Class A-2 Notes between Ally Auto Receivables Trust 2010-3 and The Royal Bank of Scotland plc, dated as of August 18, 2010.

Exhibit 99.6	Swap Counterparty Rights Agreement among The Royal Bank of Scotland plc, Ally Financial Inc., Ally Auto Assets LLC, Ally Auto Receivables Trust 2010-3, BNY Mellon Trust of Delaware, as Owner Trustee, and Deutsche Bank Trust Company Americas, as Indenture Trustee and Paying Agent, dated as of August 18, 2010.